UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  09/30/2005

CDI Corp.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-05519

Pennsylvania	23-2394430
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

1717 Arch Street, 35th Floor
Philadelphia, PA 19103-2768
(Address of Principal Executive Offices, Including Zip Code)

(215) 569-2200
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 30, 2005 the Board of Directors of CDI Corp. elected Dr. Constantine Papadakis as a director of CDI, to serve until the company's 2006 annual meeting of shareholders. Dr. Papadakis, who is the President of Drexel Univesity in Philadelphia, will serve on the Board's Compensation Committee and its Governance and Nominating Committee.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

CDI Corp.

Date: October 06, 2005.	By:	/s/ JOSEPH R. SEIDERS
JOSEPH R. SEIDERS
Senior Vice President, General Counsel & Secretary